UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: October 27, 2003

Exact Name of Registrant as Specified in Its Charter	Commission File Number	I.R.S. Employer Identification No.

Hawaiian Electric Industries, Inc. Hawaiian Electric Company, Inc.	1-8503 1-4955	99-0208097 99-0040500

State of Hawaii

(State or other jurisdiction of incorporation)

900 Richards Street, Honolulu, Hawaii 93813

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code:

(808) 543-5662—Hawaiian Electric Industries, Inc. (HEI)

(808) 543-7771—Hawaiian Electric Company, Inc. (HECO)

None

(Former name or former address, if changed since last report.)

Item 5. Other Events.

On October 27, 2003, HEI issued the following news release:

HAWAIIAN ELECTRIC INDUSTRIES, INC. REPORTS THIRD QUARTER 2003 EARNINGS

HONOLULU — Hawaiian Electric Industries, Inc. (NYSE – HE) today reported net income for the three months ended September 30, 2003, of $30.5 million, or 81 cents per share, compared with $33.5 million, or 92 cents per share in the same quarter of 2002. For the nine months ended September 30, 2003, income from continuing operations was $80.6 million, or $2.16 per share, compared with $91.8 million, or $2.54 per share in the same period last year.

“Kilowatthour sales were strong, bank net income was up 4 percent and the holding and other companies’ net losses were down 24 percent this quarter,” said Robert F. Clarke, HEI chairman, president and chief executive officer. “However, retirement benefits expense continues to negatively impact earnings.”

Electric utility net income during the quarter was $20.4 million versus $25.6 million in the same quarter last year. Electric utility net income for the first nine months of 2003 was $56.6 million versus $69.8 million in the same period of 2002.

Kilowatthour sales were up 3 percent compared with the same quarter last year largely due to warmer weather and higher residential and neighbor island commercial usage. More than offsetting the impact of higher sales were retirement benefits expenses that were $5.5 million ($3.4 million, net) higher than in the third quarter of 2002 and a previously reported notice of violation and proposed penalty of $1.6 million from the State of Hawaii Department of Health on two of our Maui generating units. In addition, the timing and larger scope of overhauls lowered utility operating income by $2.3 million and depreciation expense was $1.3 million higher than in the third quarter of 2002.

Bank net income in the third quarter was $15.3 million compared to $14.7 million in the same quarter last year. Bank net income for the nine months ended September 30, 2003, was $42.3 million versus $42.8 million in the same period in 2002.

Bank earnings rose slightly in the third quarter of 2003 as compared with the same quarter of 2002, helped by lower loan loss provisioning, securities gains and improvement in the value of the bank’s mortgage servicing asset which offset continued margin compression and higher general and administrative expenses. The bank’s interest rate spread was lower at 3.01% compared with the third quarter of last year when it was 3.28% and net interest income declined by $3 million quarter over quarter. The strong Hawaii real estate market and low interest rates continued to have a positive effect on credit quality, allowing the bank to lower its provision for loan losses by $0.9 million as compared with the third quarter of 2002. Also contributing to the bank’s positive quarter were increased fee income from other financial services and deposit liabilities ($10.4 million in the third quarter versus $9.5 million in the third quarter of 2002) and better results on sales of securities ($1.7 million gain in the third quarter versus a $0.9 million loss in the third quarter of 2002). The reversal of an allowance related to purchased mortgage servicing rights contributed further because prepayments of loans slowed as interest rates increased over the quarter, improving the value of the servicing asset ($1.9 million in the third quarter compared with a $1.3 million provision in the third quarter of 2002). The bank incurred higher general and administrative costs quarter over quarter as retirement benefit expenses increased by $0.8 million and the bank continued implementation of its strategic plan to transform to a full-service community bank.

Net losses for the holding and other companies in the third quarter were $5.1 million compared with $6.8 million in the same quarter last year. Holding and other companies’ net losses from continuing operations for the first nine months of 2003 were $18.2 million versus $20.8 million in the same period of 2002. Lower losses were due in part to the fact that there were no investment writedowns in the third quarter of 2003 compared with $1.7 million of writedowns in the same quarter last year.

HEI strives to provide value to its shareholders, its customers and the Hawaii community through a unique combination of operating companies – a utility and a bank. HEI provides electric utility services to 95% of Hawaii’s residents and a wide array of banking services to consumers and businesses through the state’s third largest bank.

Forward-Looking Statements

This release may contain “forward-looking statements,” which include statements that are predictive in nature, depend upon or refer to future events or conditions, and usually include words such as expects, anticipates, intends, plans, believes, predicts, estimates or similar expressions. In addition, any statements concerning future financial performance (including future revenues, expenses, earnings or losses or growth rates), ongoing business strategies or prospects and possible future actions, which may be provided by management, are also forward-looking statements. Forward-looking statements are based on current expectations and projections about future events and are subject to risks, uncertainties and assumptions about HEI and its subsidiaries, the performance of the industries in which they do business and economic and market factors, among other things. These forward-looking statements are not guarantees of future performance.

Forward-looking statements in this release should be read in conjunction with the “Forward-Looking Statements and Risk Factors” discussion (which is incorporated by reference herein) set forth on page v of HEI’s Form 10-Q for the quarter ended June 30, 2003, and in HEI’s future periodic reports that discuss important factors that could cause HEI’s results to differ materially from those anticipated in such statements. Forward-looking statements speak only as of the date of this release.

###

Hawaiian Electric Industries, Inc. and Subsidiaries

CONSOLIDATED STATEMENTS OF INCOME

(Unaudited)

	Three months ended September 30,		Nine months ended September 30,		Twelve months ended September 30,
(in thousands, except per share amounts)	2003	2002	2003	2002	2003	2002
Revenues
Electric utility	$359,250	$333,636	$1,042,691	$919,643	$1,380,224	$1,235,487
Bank	93,770	99,722	281,575	300,633	380,197	409,197
Other	683	(1,798)	2,829	(2,278)	2,377	(7,377)

	453,703	431,560	1,327,095	1,217,998	1,762,798	1,637,307

Expenses
Electric utility	312,614	280,047	912,495	769,497	1,205,218	1,043,756
Bank	68,654	75,156	211,672	229,527	288,517	313,201
Other	4,200	4,619	14,152	12,006	20,822	15,894

	385,468	359,822	1,138,319	1,011,030	1,514,557	1,372,851

Operating income (loss)
Electric utility	46,636	53,589	130,196	150,146	175,006	191,731
Bank	25,116	24,566	69,903	71,106	91,680	95,996
Other	(3,517)	(6,417)	(11,323)	(14,284)	(18,445)	(23,271)

	68,235	71,738	188,776	206,968	248,241	264,456

Interest expense–other than bank	(19,233)	(17,751)	(55,092)	(54,618)	(72,766)	(73,883)
Allowance for borrowed funds used during construction	496	549	1,385	1,392	1,848	1,939
Preferred stock dividends of subsidiaries	(501)	(501)	(1,504)	(1,504)	(2,006)	(2,006)
Preferred securities distributions of trust subsidiaries	(2,090)	(4,008)	(10,108)	(12,026)	(14,117)	(16,035)
Allowance for equity funds used during construction	1,098	1,162	3,075	2,977	4,052	3,998

Income from continuing operations before income taxes	48,005	51,189	126,532	143,189	165,252	178,469
Income taxes	17,483	17,677	45,923	51,347	58,268	61,423

Income from continuing operations	30,522	33,512	80,609	91,842	106,984	117,046
Discontinued operations, net of income taxes
Loss from operations	—	—	(3,870)	—	(3,870)	—
Net loss on disposals	—	—	—	—	—	(1,966)

Loss from discontinued operations	—	—	(3,870)	—	(3,870)	(1,966)

Net income	$30,522	$33,512	$76,739	$91,842	$103,114	$115,080

Per common share
Basic earnings (loss)
Continuing operations	$0.81	$0.92	$2.16	$2.54	$2.88	$3.27
Discontinued operations	—	—	(0.10)	—	(0.10)	(0.05)

	$0.81	$0.92	$2.06	$2.54	$2.78	$3.22

Diluted earnings (loss)
Continuing operations	$0.81	$0.91	$2.15	$2.53	$2.87	$3.25
Discontinued operations	—	—	(0.10)	—	(0.10)	$(0.05)

	$0.81	$0.91	$2.05	$2.53	$2.77	$3.20

Dividends	$0.62	$0.62	$1.86	$1.86	$2.48	$2.48

Weighted-average number of common shares outstanding	37,516	36,435	37,205	36,150	37,067	35,770

Adjusted weighted-average shares	37,676	36,627	37,364	36,350	37,232	35,957

Income (loss) from continuing operations by segment
Electric utility	$20,360	$25,610	$56,572	$69,819	$76,958	$88,283
Bank	15,275	14,652	42,277	42,815	55,687	58,192
Other	(5,113)	(6,750)	(18,240)	(20,792)	(25,661)	(29,429)

Income from continuing operations	$30,522	$33,512	$80,609	$91,842	$106,984	$117,046

This information should be read in conjunction with the consolidated financial statements and the notes thereto incorporated by reference in HEI’s Annual Report on SEC Form 10-K for the year ended December 31, 2002 and the consolidated financial statements and the notes thereto in HEI’s Quarterly Reports on SEC Form 10-Q for the quarters ended March 31, 2003, June 30, 2003 and September 30, 2003 (when filed).

Results of operations for interim periods are not necessarily indicative of results to be expected for future interim periods or the full year.

Hawaiian Electric Industries, Inc. and subsidiaries

GOODWILL

(Unaudited)

The Company adopted the provisions of Statement of Financial Accounting Standards (SFAS) No. 142, “Goodwill and Other Intangible Assets” on January 1, 2002. SFAS No. 142 requires that goodwill and intangible assets with indefinite useful lives no longer be amortized, but instead be tested for impairment at least annually.

The Company’s $83.1 million of goodwill is in the bank segment and was tested for impairment as of January 1 and September 30, 2002 and will be tested for impairment annually in the fourth quarter using data as of September 30. As of January 1 and September 30, 2002, there was no impairment of goodwill. The fair value of the bank was estimated using a valuation method based on a market approach, which takes into consideration market values of comparable publicly traded companies and recent transactions of companies in the industry.

Application of the provisions of SFAS No. 142 has affected the comparability of the twelve months ended results of operations because the goodwill in the bank segment is no longer being amortized over a 25 year period. Thus, the following “transitional” disclosures present net income and earnings per common share “adjusted” as shown below:

	Twelve months ended September 30,
(in thousands, except per share amounts)	2003	2002
Consolidated
Reported net income	$103,114	$115,080
Goodwill amortization, net of tax benefits	—	968

Adjusted net income	$103,114	$116,048

Per common share
Reported basic earnings	$2.78	$3.22
Goodwill amortization, net of tax benefits	—	0.03

Adjusted basic earnings	$2.78	$3.25

Per common share
Reported diluted earnings	$2.77	$3.20
Goodwill amortization, net of tax benefits	—	0.03

Adjusted diluted earnings	$2.77	$3.23

Bank
Reported net income	$55,687	$58,192
Goodwill amortization, net of tax benefits	—	968

Adjusted net income	$55,687	$59,160

Hawaiian Electric Company, Inc. (HECO) and Subsidiaries

CONSOLIDATED STATEMENTS OF INCOME

(Unaudited)

	Three months ended September 30,		Nine months ended September 30,
(in thousands)	2003	2002	2003	2002
Operating revenues	$358,435	$332,453	$1,039,781	$916,402

Operating expenses
Fuel oil	101,296	85,311	294,303	218,901
Purchased power	92,543	87,123	273,161	240,744
Other operation	37,760	33,888	114,604	95,573
Maintenance	18,025	15,705	47,783	45,727
Depreciation	27,625	26,340	82,870	79,063
Taxes, other than income taxes	33,636	31,287	97,523	88,769
Income taxes	13,974	16,287	36,865	44,110

	324,859	295,941	947,109	812,887

Operating income	33,576	36,512	92,672	103,515

Other income
Allowance for equity funds used during construction	1,098	1,162	3,075	2,977
Other, net	(889)	858	747	2,435

	209	2,020	3,822	5,412

Income before interest and other charges	33,785	38,532	96,494	108,927

Interest and other charges
Interest on long-term debt	11,891	10,127	32,651	30,430
Amortization of net bond premium and expense	579	498	1,620	1,505
Preferred securities distributions of trust subsidiaries	—	1,918	3,838	5,756
Other interest charges	953	430	1,702	1,313
Allowance for borrowed funds used during construction	(496)	(549)	(1,385)	(1,392)
Preferred stock dividends of subsidiaries	228	228	686	686

	13,155	12,652	39,112	38,298

Income before preferred stock dividends of HECO	20,630	25,880	57,382	70,629
Preferred stock dividends of HECO	270	270	810	810

Net income for common stock	$20,360	$25,610	$56,572	$69,819

OTHER ELECTRIC UTILITY INFORMATION
Kilowatthour sales (millions)	2,583	2,515	7,269	7,117
Cooling degree days (Oahu)	1,639	1,539	3,750	3,611
Average fuel cost per barrel	$35.62	$30.68	$36.75	$27.52

American Savings Bank, F.S.B. and Subsidiaries

CONSOLIDATED STATEMENTS OF INCOME

(Unaudited)

	Three months ended September 30,		Nine months ended September 30,
(in thousands)	2003	2002	2003	2002
Interest and dividend income
Interest and fees on loans	$49,657	$50,210	$150,555	$152,300
Interest on mortgage-related securities	24,876	35,503	80,176	103,634
Interest and dividends on investment securities	1,428	1,880	4,736	5,979

	75,961	87,593	235,467	261,913

Interest expense
Interest on deposit liabilities	13,099	17,833	41,182	57,331
Interest on Federal Home Loan Bank advances	11,449	14,905	37,067	43,327
Interest on securities sold under repurchase agreements	5,287	5,683	16,059	15,256

	29,835	38,421	94,308	115,914

Net interest income	46,126	49,172	141,159	145,999
Provision for loan losses	600	1,500	2,775	8,000

Net interest income after provision for loan losses	45,526	47,672	138,384	137,999

Other income
Fees from other financial services	6,015	5,416	17,964	15,381
Fee income on deposit liabilities	4,423	4,091	12,257	11,717
Fee income on other financial products	2,426	2,592	7,660	7,647
Fee income on loans serviced for others, net	1,952	(882)	508	(369)
Gain (loss) on sale of securities	1,719	(913)	4,085	(640)
Other income	1,274	1,825	3,634	4,984

	17,809	12,129	46,108	38,720

General and administrative expenses
Compensation and employee benefits	16,917	14,753	49,711	44,046
Occupancy and equipment	8,019	7,896	22,687	22,387
Data processing	2,549	2,579	7,956	8,228
Consulting	899	1,582	5,076	4,374
Other	9,835	8,425	29,159	26,578

	38,219	35,235	114,589	105,613

Income before minority interests and income taxes	25,116	24,566	69,903	71,106
Minority interests	48	42	114	131
Income taxes	8,440	8,519	23,454	24,102

Income before preferred stock dividends	16,628	16,005	46,335	46,873
Preferred stock dividends	1,353	1,353	4,058	4,058

Net income for common stock	$15,275	$14,652	$42,277	$42,815

Interest rate spread (%)	3.01	3.28	3.06	3.28

Item 12.    Results of Operations and Financial Condition.

The information filed under Item 5, “Other Events,” herein is also furnished pursuant to Item 12, “Results of Operations and Financial Condition.”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have duly caused this report to be signed on their behalf by the undersigned thereunto duly authorized. The signature of the undersigned companies shall be deemed to relate only to matters having reference to such companies and any subsidiaries thereof.

HAWAIIAN ELECTRIC INDUSTRIES, INC.	HAWAIIAN ELECTRIC COMPANY, INC.
(Registrant)	(Registrant)
/s/ CURTIS Y. HARADA	/s/ ERNEST T. SHIRAKI

Curtis Y. Harada Controller (Chief Accounting Officer of HEI) Date: October 27, 2003	Ernest T. Shiraki Controller (Chief Accounting Officer of HECO) Date: October 27, 2003